Exhibit 10.4

FIRST AMENDMENT TO

WAIVER DATED MAY 31, 2016

THIS FIRST AMENDMENT TO WAIVER (“First Amendment”) dated June 17, 2016 between Eastside Distilling, Inc., a Nevada corporation (the “Company”) and River North Equity, LLC, an Illinois limited liability company (“Holder”) amends that certain Waiver dated May 31, 2016 between the Company and the Holder (the “Waiver”). The Company and Holder are sometimes collectively referred to herein as the “Parties” or individually as a “Party.” Capitalized terms used and not otherwise defined herein will have the meaning set forth in the Waiver.

RECITALS

WHEREAS, on May 31, 2016, the Company and Holder entered into the Waiver pursuant to which the Holder agreed to waive the Potential Defaults referred to therein so long as the Note was paid in full on or before the Waiver Termination Date of June 30, 2016.

WHEREAS, the Parties desire to extend the Waiver Termination Date to July 1, 2016.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1.           Incorporation of Recitals. The Recitals set forth above are herein incorporated into this First Amendment.

2.           Amendments.

a.          Extension of Waiver Termination Date. The definition of Waiver Termination Date in Section 1(b) of the Waiver is hereby amended by deleting “June 30, 2016” and inserting “July 1, 2016” in lieu thereof.

3.           Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have each executed this First Amendment on the dates set forth above.

COMPANY:	EASTSIDE DISTILLING, INC.

	By:	/s/ Steven Earles
Name: Steven Earles
Title: Chief Executive Officer

HOLDER:	RIVER NORTH EQUITY, LLC

	By:	/s/ Edward Liceaga
	Name:	Edward Liceaga
	Title:	President

2